Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL

Rapt Therapeutics

AMENDMENT NO. 2 TO CLINICAL TRIAL COLLABORATION

AND SUPPLY AGREEMENT

This Amendment No. 1 (“Amendment No. 2”) to the Agreement (as defined below), is entered into as of the date of last signature hereunder (“Amendment No. 2 Effective Date”), is by and among MSD International GmbH (“MSDIG”), MSD International Business GmbH (“MSDIB” and, collectively with MSDIG, “MSD”), each having a place of business at Tribschenstrasse 60, 6005 Luzern, Switzerland, and Rapt Therapeutics (‘RAPT”) having a place of business at 561 Eccles Avenue, South San Francisco, CA, 94080 MSD and RAPT are each referred to herein individually as a “Party” and, collectively, the “Parties”.

RECITALS

A. WHEREAS MSD International GmbH (“MSDIG”), MSD International Business GmbH (“MSDIB” and, collectively with MSDIG, “MSD”), and RAPT Therapeutics entered into that certain Clinical Trial Collaboration and Supply Agreement November 1, 2018 (the “Agreement”). This Amendment No. 2 to the Agreement (as defined below), is entered into as of the date of last signature hereunder (“Amendment No.2 Effective Date”),

B. WHEREAS, MSDIG has assigned all its rights and obligations under the Agreement to MSD, in accordance with Section 18 and MSD has accepted and assumed such rights and obligations; and

C. WHEREAS MSD and Rapt Therapeutics desire to amend the Agreement by modifying the following: (a) the address for delivery of notices of MSD; and (b) amending and restating Appendix B (Supply of Compound) of the Agreement; all on the terms and conditions set forth in the Agreement and this Amendment No. 2.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Certain Definitions. Capitalized terms used in this Amendment No. 2 and not defined herein shall have the meanings given to them in the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1 Section 22 of the Agreement shall be replaced with the following to reflect the new addresses for MSDIG and MSDIB:

If to MSD, to:

If to Merck, to:

MSD International Business GmbH

Tribschenstrasse 60

6005 Luzern

Switzerland

Attention: Director

With copies (which shall not constitute notice to):

Merck Sharp & Dohme LLC

126 E. Lincoln Avenue

P.O. Box 2000

Rahway, NJ 07065-0900

Attention: Office of Secretary

Assistant General Counsel, Corporate Transactions

Email: office.secretary@merck.com

Merck Sharp & Dohme LLC

351 North Sumneytown Pike

P.O. Box 1000

Upper Gwynedd, PA 19454-2505

Attention: Senior Vice President, Research Science

and Merck’s Alliance Manager, at the most recent email address provided by Merck.

2.2 Appendix B to the Agreement shall be deleted in its entirety and replaced with the new Appendix B attached to this Amendment No. 2.

3. General.

3.1 This Amendment No. 2 shall amend and is incorporated into and made part of the Agreement. The Agreement, as modified by this Amendment No. 2, together with the Appendices (which are incorporated herein by reference) attached hereto, contain the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings, and commitments, either oral or written, with respect to the subject matter hereof are superseded by the terms of the Agreement, as modified by this Amendment No. 2. All other terms and conditions of the Agreement not specifically amended by this Amendment No. 2 shall remain in full force and effect.

3.2 In the event of any conflict between the terms of the Agreement and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall govern and prevail.

3.3 This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York, without reference to any rules of conflict of laws.

3.4 On and after the Amendment No. 2 Effective Date, each reference in the Agreement to this “Agreement”, “hereunder”, “herein”, “hereof” or words of the like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment No. 2.

3.5 This Amendment No. 2 may be executed in two (2) or more counterparts (including by way of electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that this Amendment No. 2 can be signed using a DocuSign® electronic signature or other method of electronic signature and delivery. Such electronic signature is the legally binding equivalent to a Party’s handwritten signature, and it has the same validity, enforceability and meaning as a handwritten signature, and the Parties hereby waive any objection to the contrary.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives.

RAPT Therapeutics

By: /s/ Rodney Young

Rodney Young
Name

Chief Financial Officer
Title

January 30, 2024
Date

MSD International Business GmbH

By: /s/ Franz Escherich

Franz Escherich
Name

Director
Title

February 1, 2024
Date

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS APPENDIX, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL

Amendment to SUPPLY OF COMPOUND

(MSD Tracking # [***])

(Collaborator Study Number: [***])

Schedule of Deliveries for FLX4751,2

Delivery Date	Quantity of Tablets
	5 mg	25 mg	50 mg	75 mg
[***][1]	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]
[***] (actual)	[***]	[***]	[***]	[***]
[***][1] (actual)	[***]	[***]	[***]	[***]
[***][2]*	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]

*For the year [***], RAPT anticipates shipping a total of [***] tablets to the sites

Schedule of Deliveries for MSD Compound1,2,3

Delivery Date	Quantity of Vials (Liquid [***] vial)
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
Subtotal	[***]
[***][2,3]	[***]
Total	[***]

Notes:

1)
[***]
2)
[***]
3)
[***]